UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 1, 2014

Rocket Fuel Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36071	30-0472319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Seaport Blvd.
Redwood City, CA 94063
(Address of principal executive offices, including zip code)
(650) 595-1300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)(3)

On September 8, 2014, Rocket Fuel Inc. (the “Company”) reported that J. Peter Bardwick, its Chief Financial Officer ("CFO"), was resigning as CFO effective September 30, 2014 and that Bela Pandya, the Company's Vice President of Finance, was appointed to serve as interim CFO beginning October 1, 2014.

On October 1, 2014, the Compensation Committee of the Board of Directors of the Company approved the payment of a special bonus in the amount of $50,000 to Bela Pandya in recognition of her services at interim CFO. The bonus is payable in two equal installments on October 1, 2014 and December 31, 2014, with the December 31 payment subject to Ms. Pandya's continued employment with the Company through that date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET FUEL INC.

By: /s/ JOANN C. COVINGTON
JoAnn C. Covington Vice President, General Counsel and Chief Privacy Officer

Date: October 7, 2014